NORTH SQUARE INVESTMENTS TRUST

(the “Trust”)

FORT PITT CAPITAL TOTAL RETURN FUND (FPCGX)

(the “Fund”)

Supplement dated June 6, 2024 to the Fund’s
Prospectus and Statement of Additional Information (“SAI”)
each dated April 28, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of the Trust has approved a change of the Trust’s name from “North Square Investments Trust” to “Exchange Place Advisors Trust.”

Accordingly, effective June 24, 2024, all references to the Trust’s name in the Fund’s Prospectus and SAI are hereby deleted and replaced with “Exchange Place Advisors Trust.”

Please retain this Supplement for future reference.